                                                                 EXHIBIT 10.48


                                SECOND AMENDMENT
                                TO LOAN AGREEMENT

               THIS SECOND AMENDMENT TO LOAN AGREEMENT, made as of this 27th day of April, 1999 (the "Amendment") by and among WESTERN PCS HOLDING CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages thereto (collectively, together with other financial institutions which have become party thereto, the "Lenders"), TD Securities (USA) Inc., NationsBanc Montgomery Securities LLC, Barclays Capital, J.P. Morgan Securities Inc., and Chase Securities Inc., as arranging agents (collectively, the "Arranging Agents"), J. P. Morgan Securities Inc., as documentation agent (the "Documentation Agent"), NationsBanc Montgomery Securities LLC and Chase Securities Inc., as co-syndication agents (the "Co-Syndication Agents"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent"),

                              W I T N E S S E T H:

               WHEREAS, the Borrower, the Lenders, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to that certain Loan Agreement dated as of June 26, 1998, as amended by its First Amendment dated as of November 25, 1998 (collectively, the "Loan Agreement"); and

               WHEREAS, Western Wireless Corporation, a Washington corporation (the "Parent"), intends to spin-off VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream") and its Subsidiaries, including the Borrower, in a tax-free transaction, involving the distribution to each Parent shareholder of one share of VoiceSteam common stock for each outstanding share of the stock of the Parent owned by such shareholder; and

               WHEREAS, in connection with such spinoff, certain assets will be transferred from the Parent to the Borrower, certain corporate transactions will be accomplished, certain payments shall be made by the Borrower, on behalf of VoiceStream and its Subsidiaries, to the Parent, and other consents and approvals as are necessary or prudent to give and obtain in connection with such spin-off, shall be given and obtained in connection with such spinoff, all as set forth herein; and

               WHEREAS, the Borrower has requested the Administrative Agent, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders to agree to amend the Loan Agreement as more fully set forth herein;


               NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

               1. Amendment to Article 1. Article 1 to the Loan Agreement, Definitions, shall be amended by adding the following definition thereto in appropriate alphabetical order:

               "'New Mexico Bond' shall have the meaning set forth in Section
        7.22 hereof."

               2. Amendment to Section 7.6. Section 7.6 of the Loan Agreement, Investments and Acquisitions, shall be amended by the addition of a new subsection (f), which shall read as follows:

               "(f) Industrial Revenue Bond. The Borrower or one of its Subsidiaries may make an Investment, in an amount not to exceed $17,500,000, in one or more industrial revenue development bonds issued by the City of Albuquerque, New Mexico, in connection with the assumption of a lease for a call center for the Borrower and its Subsidiaries, provided that such industrial revenue bond as may be purchased by the Borrower or any Subsidiary has been or shall be pledged as additional Collateral for the Obligations."

               3. New Section 7.22. The Loan Agreement shall be amended by the addition of a new Section 7.22, New Mexico Bond, which shall read as follows:


               "Section 7.22 New Mexico Bond. The Administrative Agent, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders hereby (i) consent to the assumption by the Borrower or one of its Subsidiaries of the obligations of the Parent pursuant to that certain Lease and Purchase Agreement dated as of March 1, 1997, between the City of Albuquerque, New Mexico and the Parent, and the purchase by the Borrower or one of its Subsidiaries of the bond or bonds referred to in Section 7.6(f) hereof (collectively the "New Mexico Bond") and the entering into or assumption of any other obligations of the Parent in connection with the New Mexico Bond, and the performance of all such obligations in connection with the New Mexico Bond, and (ii) agree that
        (w) the continuing obligations of the Borrower and such Restricted Subsidiaries arising pursuant to such agreements shall not constitute "Indebtedness" under Section 4.1(v) or under Section 7.1 hereof, or for purposes of determining compliance with Sections 7.8 through 7.15 of this Agreement, (x) any Lien created or deemed to be existing pursuant to such agreement shall be deemed to be a "Permitted Lien" hereunder,
        (y) under Section 5.10 and Section 7.17 hereof, consent is given to the extent that such provision is deemed applicable to the transactions contemplated by the New Mexico Bond, and (z) for purposes of Section 7.21 hereof, rental payments under the Lease and Purchase Agreement referred to above shall not be included in determining compliance with the limitation on "aggregate rental obligations," to the extent such payments are matched by payments to such Restricted Subsidiary of principal and interest on the New Mexico Bond."

               4. Consents. Notwithstanding anything to the contrary contained in the Loan Agreement, as amended by this Amendment, the Lenders, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Administration Agent hereby agree (i) to permit the Borrower to become the lessee of the Albuquerque, New Mexico call center financed with the proceeds of the New Mexico Bond, and to purchase the New Mexico Bond from the Parent for a purchase price of $17,100,000 plus any accrued and unpaid interest; and (ii) to permit certain asset transfers and corporate transactions, as more fully described on Schedule 1 attached to this Amendment, in order to accomplish a change of form of the Borrower and certain of its Subsidiaries from corporation to limited liability company, provided that all steps necessary and appropriate to maintain in full force and effect the Lien of the Lenders to secure the Obligations have been taken, and that all obligations of the Borrower and its Subsidiaries under Section 5.13 of the Loan Agreement have been satisfied.

               5. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

               6. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent on behalf of the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders as follows:

               (i) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof;

               (ii) The Borrower has the corporate power and authority (A) to enter into this Amendment and (B) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

               (iii) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories, and the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

               (iv) The execution and delivery of this Amendment and performance by the Borrower of its Obligations under the Loan Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained and are not and will not be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower or the provision of any Applicable Law or any material indenture, agreement or other instrument, to which the Borrower or any Subsidiary is party or by which their respective assets or properties are bound or affected.

               7. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

               (i) the truth and accuracy of the representations and warranties contained in Section 6 hereof;

               (ii) the receipt by the Administrative Agent of duly executed counterparts of this Amendment signed by each of the Borrower, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent, the Administrative Agent, and the Required Lenders; and

               (iii) the receipt by the Administrative Agent, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders of any other documents which any of them may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested.

               8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

               9. Law of Contract. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE INTERNAL LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

               10. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 6 above, this Amendment shall be effective as of the date first set forth above.

               11. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

                         [SIGNATURES ON FOLLOWING PAGES]

        IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written.


BORROWER:                           WESTERN PCS HOLDING CORPORATION, A DELAWARE
                                    CORPORATION


                                    By:           /s/ Donald Guthrie
                                        ----------------------------------------
                                    Name:          Donald Guthrie
                                         ---------------------------------------
                                    Title:         Vice Chairman/CFO
                                          --------------------------------------

                                    Attest:        /s/ Alan R. Bender
                                            ------------------------------------
                                    Title:         Sr. VP & General Counsel
                                           -------------------------------------


ADMINISTRATIVE AGENT:               TORONTO DOMINION (TEXAS), INC.


                                    By:     /s/ Kimberly Burleson
                                       -----------------------------------------
                                    Name:          Kimberly Burleson
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


ARRANGING AGENTS:                   TD SECURITIES (USA) INC.


                                    By:
                                         --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    NATIONBANC MONTGOMERY
                                    SECURITIES LLC


                                    By:     /s/ William Hutchinson McClendon IV
                                        ----------------------------------------
                                    Name:       William Hutchison McClendon IV
                                         ---------------------------------------
                                    Title:      Managing Director
                                          --------------------------------------

                                    BARCLAYS CAPITAL


                                    By:     /s/ Daniele Iacovone
                                        ----------------------------------------
                                    Name:          Daniele Iacovone
                                         ---------------------------------------
                                    Title:         Associate Director
                                          --------------------------------------


                                    J.P. MORGAN SECURITIES INC.


                                    By:
                                    Name:
                                    Title:


                                    CHASE SECURITIES INC.


                                    By:     /s/ James L. Stone
                                        ----------------------------------------
                                    Name:          James L. Stone
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------
DOCUMENTATION
AGENT:                              J.P. MORGAN SECURITIES INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

CO-SYNDICATION
AGENTS:                            CHASE SECURITIES INC.

                                    By:     /s/ James L. Stone
                                        ----------------------------------------
                                    Name:          James L. Stone
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------

                                    NATIONSBANC MONTGOMERY SECURITIES LLC


                                    By:     /s/ William Hutchison McClendon IV
                                       -----------------------------------------
                                    Name:        William Hutchison McClendon IV
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------


MANAGING AGENTS:                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:     /s/ Mary D. Thorsheim
                                       -----------------------------------------
                                    Name:          Mary D. Thorsheim
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:     /s/ Mark F. Mylon
                                       -----------------------------------------
                                    Name:          Mark F. Mylon
                                         ---------------------------------------
                                    Title:         Manager - Operations
                                          --------------------------------------

                                    GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                    By:     /s/ Stephen B. King
                                       -----------------------------------------
                                    Name:          Stephen B. King
                                         ---------------------------------------
                                    Title:         Authorized Signatory
                                          --------------------------------------

                                    SOCIETE GENERALE


                                    By:     /s/ John Sadik-Khan
                                       -----------------------------------------
                                    Name:          John Sadik-Khan
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------

CO-AGENTS:                          THE BANK OF NEW YORK


                                    By:     /s/ Gerry Granovsky
                                       -----------------------------------------
                                    Name:          Gerry Granovsky
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    THE BANK OF NOVA SCOTIA


                                    By:     /s/ Vincent J. Fitzgerald, Jr.
                                       -----------------------------------------
                                    Name:          Vincent J. Fitzgerald, Jr.
                                         ---------------------------------------
                                    Title:         Authorized Signatory
                                          --------------------------------------

                                    PNC BANK NATIONAL ASSOCIATION


                                    By:     /s/ Thomas A. Coates
                                       -----------------------------------------
                                    Name:          Thomas A. Coates
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH


                                    By:     /s/ Douglas W. Zylstra
                                       -----------------------------------------
                                    Name:          Douglas W. Zylstra
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    By:     /s/ Ian Reece
                                       -----------------------------------------

                                    Name:          Ian Reece
                                         ---------------------------------------
                                    Title:         Senior Credit Officer
                                          --------------------------------------

                                    PARIBAS, LOS ANGELES BRANCH


                                    By:     /s/ Darlynn Kitcher
                                       -----------------------------------------
                                    Name:          Darlynn Kitcher
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    By:     /s/ Thomas G. Brandt
                                       -----------------------------------------
                                    Name:          Thomas G. Brandt
                                         ---------------------------------------
                                    Title:         Director
                                          --------------------------------------


LENDERS:                            TORONTO DOMINION (TEXAS), INC.


                                    By:     /s/ Kimberly Burleson
                                       -----------------------------------------
                                    Name:          Kimberly Burleson
                                         ---------------------------------------
                                    Title:         V.P.
                                          --------------------------------------

                                    NATIONSBANK, N.A.


                                    By:     /s/ Douglas I. Meckelnburg
                                       -----------------------------------------
                                    Name:          Douglas I. Meckelnburg
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    BARCLAYS BANK, PLC


                                    By:     /s/ Daniele Iacovone
                                       -----------------------------------------
                                    Name:          Daniele Iacovone
                                         ---------------------------------------

                                    Title:         Associate Director
                                          --------------------------------------

                                    MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE CHASE MANHATTAN BANK


                                    By:     /s/ John L. Huber III
                                       -----------------------------------------
                                    Name:          John L. Huber
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:     /s/ Mark D. Thorsheim
                                       -----------------------------------------
                                    Name:          Mark D. Thorsheim
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:     /s/ Mark F. Mylon
                                       -----------------------------------------
                                    Name:          Mark F. Mylon
                                         ---------------------------------------
                                    Title:         Manager - Operations
                                          --------------------------------------


                                    GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                    By:     /s/ Stephen B. King
                                       -----------------------------------------
                                    Name:          Stephen B. King
                                         ---------------------------------------
                                    Title:         Authorized Signatory
                                          --------------------------------------

                                    SOCIETE GENERALE

                                    By:     /s/ John Sadik-Khan
                                       -----------------------------------------
                                    Name:          John Sadik-Khan
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------


                                    THE BANK OF NEW YORK


                                    By:     /s/ Gerry Granovsky
                                       -----------------------------------------
                                    Name:          Gerry Granovsky
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    THE BANK OF NOVA SCOTIA


                                    By:     /s/ Vincent J. Fitzgerald
                                       -----------------------------------------
                                    Name:          Vincent J. Fitzgerald
                                         ---------------------------------------
                                    Title:         Authorized Signatory
                                          --------------------------------------


                                    PNC BANK NATIONAL ASSOCIATION


                                    By:     /s/ Thomas A. Coates
                                       -----------------------------------------
                                    Name:          Thomas A. Coates
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH


                                    By:     /s/ Douglas W. Zylstra
                                       -----------------------------------------
                                    Name:          Douglas W. Zylstra
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    By:     /s/ Ian Reece
                                       -----------------------------------------
                                    Name:          Ian Reece
                                         ---------------------------------------
                                    Title:         Senior Credit Officer
                                          --------------------------------------

                                    PARIBAS, LOS ANGELES BRANCH


                                    By:     /s/ Darlynn Kitcher
                                       -----------------------------------------

                                    Name:          Darlynn Kitcher
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    By:     /s/ Thomas G. Brandt
                                       -----------------------------------------
                                    Name:          Thomas G. Brandt
                                         ---------------------------------------
                                    Title:         Director
                                          --------------------------------------

                                    FIRST UNION NATIONAL BANK


                                    By:     /s/ Lynae S. Young
                                       -----------------------------------------
                                    Name:          Lynae S. Young
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    CIBC INC.


                                    By:     /s/ Colleen Roux
                                       -----------------------------------------
                                    Name:          Colleen Roux
                                         ---------------------------------------
                                    Title:         Executive Director
                                          --------------------------------------

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:     /s/ Bill Hickey
                                       -----------------------------------------
                                    Name:          Bill Hickey
                                         ---------------------------------------
                                    Title:         AVP
                                          --------------------------------------


                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By:     /s/ Jane A Majeski
                                       -----------------------------------------
                                    Name:          Jane A. Majeski
                                         ---------------------------------------
                                    Title:         First Vice President
                                          --------------------------------------


                                    By:     /s/ Constance Loosemore
                                       -----------------------------------------
                                    Name:          Constance Loosemore
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------

                                    EXPORT DEVELOPMENT CORPORATION


                                    By:     /s/ Bruce Dunlop
                                       -----------------------------------------
                                    Name:          Bruce Dunlop
                                         ---------------------------------------
                                    Title:         Financial Services Manager
                                          --------------------------------------


                                    By:     /s/ Michael R. Smallshaw
                                       -----------------------------------------
                                    Name:     Michael R. Smallshaw
                                         ---------------------------------------
                                    Title:    International Contracts Specialist
                                          --------------------------------------


                                    FLEET NATIONAL BANK


                                    By:     /s/ Gabret Komjathy
                                       -----------------------------------------
                                    Name:          Gabret Komjathy
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    FREMONT FINANCIAL CORPORATION


                                    By:     /s/ Kannika Viravan
                                       -----------------------------------------
                                    Name:          Kannika Viravan
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    THE ROYAL BANK OF SCOTLAND PLC


                                    By:     /s/ Karen L. Stefancic
                                       -----------------------------------------
                                    Name:          Karen L. Stefancic
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    SKANDINAVISKA ENSKILDA BANKEN
                                    NEW YORK BRANCH


                                    By:     /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    By:     /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    STB DELAWARE FUNDING TRUST I


                                    By:     /s/ Donald C. Hargandon
                                       -----------------------------------------
                                    Name:          Donald C. Hargandon
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------



                                    SUMITOMO BANK, LTD.


                                    By:     /s/ Suresh S. Tata
                                       -----------------------------------------
                                    Name:          Suresh S. Tata
                                         ---------------------------------------
                                    Title:         Senior Vice President
                                          --------------------------------------


                                    BANK OF MONTREAL


                                    By:     /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:     /s/ Gary Egbert
                                       -----------------------------------------
                                    Name:          Gary Egbert
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    KZH CNC LLC


                                    By:     /s/ Virginia Conway
                                       -----------------------------------------
                                    Name:          Virginia Conway
                                         ---------------------------------------
                                    Title:         Authorized Agent
                                          --------------------------------------

                                    KZH CYPRESSTREE-1 LLC


                                    By:     /s/ Scott Hignett
                                       -----------------------------------------
                                    Name:          Scott Hignett
                                         ---------------------------------------
                                    Title:         Authorized Agent
                                          --------------------------------------


                                    SENIOR HIGH INCOME PORTFOLIO, INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.


                                    By:
                                         ---------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    KZH ING-2 LLC

                                    By:     /s/ Virginia Conway
                                       -----------------------------------------
                                    Name:          Virginia Conway
                                         ---------------------------------------
                                    Title:         Authorized Agent
                                          --------------------------------------

                                    OCTAGON LOAN TRUST
                                    BY: OCTAGON CREDIT INVESTORS AS MANAGER


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    KZH SOLEIL-2 LLC


                                    By:     /s/ James J. Fevola
                                       -----------------------------------------
                                    Name:          James J. Fevola
                                         ---------------------------------------
                                    Title:         Authorized Agent
                                          --------------------------------------

                                    VAN KAMPEN AMERICAN CAPITAL SENIOR
                                    INCOME TRUST


                                    By:     /s/ Lisa M. Mincheski
                                       -----------------------------------------
                                    Name:          Lisa M. Mincheski
                                         ---------------------------------------
                                    Title:         Assistant Portfolio Manager
                                          --------------------------------------

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:     /s/ Stender E. Sweeney
                                       -----------------------------------------
                                    Name:          Stender E. Sweeney
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------

                                    CYPRESSTREE INVESTMENT FUND, LLC
                                    By: CypressTree Investment Management
                                        Company, Inc. its Managing Member


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                    INC. AS: ATTORNEY-IN-FACT AND ON BEHALF OF
                                    FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                    COMPANY AS PORTFOLIO MANAGER


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           ------------------------------------

                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Asset Management, L.P., as
                                    Investment Advisor


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    DEBT STRATEGIES FUND, INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    MOUNTAIN CAPITAL CLO I, LTD.



                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research, as
                                    Investment Advisor

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    STEIN ROE & FARNHAM INCORPORATED, as agent for Keyport Life Insurance Company


                                    By:     /s/ Brian W. Good
                                       -----------------------------------------
                                    Name:     Brian W. Good
                                         ---------------------------------------
                                    Title:    Vice President & Portfolio Manager
                                          --------------------------------------


                                    PILGRIM AMERICA PRIME RATE TRUST

                                    By: Pilgrim America Investments, Inc., as
                                    Investment Manager


                                    By:     /s/ Robert L. Wilson
                                       -----------------------------------------
                                    Name:          Robert L. Wilson
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                    ASSOCIATION


                                    By:     /s/ Douglas T. Meckelnburg
                                       -----------------------------------------

                                    Name:          Douglas T. Meckelnburg
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    PACIFICA PARTNERS I, L.P.


                                    By:     /s/ Michael J. Bacevich
                                       -----------------------------------------
                                    Name:          Michael J. Bacevich
                                         ---------------------------------------
                                    Title:         Senior Vice President
                                          --------------------------------------

                                    BALANCED HIGH YIELD FUND I LTD.


                                    By:     /s/ Michael Pellerito
                                       -----------------------------------------
                                    Name:          Michael Pellerito
                                         ---------------------------------------
                                    Title:         AVP
                                          --------------------------------------


                                    By:     /s/ Dan Dobrjanskyi
                                       -----------------------------------------
                                    Name:          Dan Dobrjanskyi
                                         ---------------------------------------
                                    Title:         AVP
                                          --------------------------------------

                                    PAM CAPITAL FUNDING, LP
                                    By: Highland Capital
                                    Management, L.P., as Collateral Manager


                                    By:     /s/ James Dondero
                                       -----------------------------------------
                                    Name:          James Dondero, CFA, CPA
                                         ---------------------------------------
                                    Title:         President
                                          --------------------------------------

                                    EATON VANCE SENIOR INCOME TRUST

                                    By: Eaton Vance Management, as Investment
                                    Advisor


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By:     /s/ Michael Pellerito
                                       -----------------------------------------

                                    Name:          Michael Pellerito
                                         ---------------------------------------
                                    Title:         AVP
                                          --------------------------------------


                                    By:     /s/ Dan Dobrjanskyi
                                       -----------------------------------------
                                    Name:          Dan Dobrjanskyi
                                         ---------------------------------------
                                    Title:         AVP
                                          --------------------------------------

                                    CAPTIVA III FINANCE LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    MORGAN STANLEY SENIOR FUNDING, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                    BY: CYPRESSTREE INVESTMENT MANAGEMENT
                                        COMPANY, INC., AS PORTFOLIO MANAGER


                                    By:
                                       -----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    KZH HIGHLAND-2, LLC


                                    By:     /s/ Scott Hignett
                                       -----------------------------------------
                                    Name:          Scott Hignett
                                         ---------------------------------------
                                    Title:         Authorized Agent
                                          --------------------------------------

                                    FLOATING RATE PORTFOLIO

                                    BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                        AS ATTORNEY IN FACT


                                    By:     /s/ Kathleen A. Lenarcic
                                       -----------------------------------------
                                    Name:          Kathleen A. Lenarcic
                                         ---------------------------------------
                                    Title:         Authorized Signatory
                                          --------------------------------------

                                    ATHENA CDO, LTD.

                                    BY: PACIFIC INVESTMENT MANAGEMENT COMPANY,
                                        AS ITS INVESTMENT ADVISOR


                                    By:     /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:          Mohan V. Phansalkar
                                         ---------------------------------------
                                    Title:         Senior Vice President
                                          --------------------------------------


                                    SRV-HIGHLAND, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------